UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☐	Soliciting Material Pursuant to § 240.14a-12

INTERSTATE DATA USA, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERSTATE DATA USA, INC.

1900 West Loop South, #1850
Houston, TX 77027
(606) 324-0048

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NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 29, 2008

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To our Stockholders:

The 2008 Annual Meeting of Stockholders of Interstate Data USA, Inc. (the “Company”) will be held at the Company’s corporate offices at 1900 West Loop South, #1850, Houston, TX 77027 on December 29, 2008, beginning at 10:00 A.M., local time, for the following purposes:

1.	To elect two Class I directors, to hold office for a term of three years until our 2011 annual meeting of stockholders; and

2.	To act upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Stockholders of record as of the close of business on November 10, 2008 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ Randall R. Carpenter
Randall R. Carpenter
President

Houston, Texas
December 1, 2008

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

2008 ANNUAL MEETING OF STOCKHOLDERS
OF
INTERSTATE DATA USA, INC.

1900 West Loop South, #1850
Houston, TX 77027
(606) 324-0048

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PROXY STATEMENT

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Our board of directors solicits the accompanying proxy for use at our 2008 annual meeting of stockholders to be held on December 29, 2008, beginning at 10:00 A.M., local time, at 1900 West Loop South, #1850, Houston, TX 77027, and at any adjournments or postponements thereof.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will vote on (i) the election of two directors, who will serve as Class I directors; and (ii) any other business as may properly come before the special meeting or any postponement or adjournment thereof.

In addition, our management will report on our performance during 2007 and respond to questions from our stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, November 10, 2008, are entitled to receive notice of the annual meeting and to vote the shares of our common stock, $.001 par value per share (“Common Stock”), they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that you will need to bring evidence of your share ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, November 10, 2008, 6,724,564 shares of our Common Stock, held by 179 stockholders of record, were issued and outstanding. Proxies received, but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting, but will not be counted as votes cast “for” or “against” any given matter.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our President either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

•	for the election of the nominated Class I directors. See “Proposal 1 - Election of Class I Directors” on page 7.

The board does not know of any other matters other than the proposal set forth above that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should properly come before the meeting or the Class I director nominees are not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of Common Stock (one vote per share) is required for the election of directors. A properly executed proxy marked “VOTE WITHHELD” with respect to the election of the director nominee will not be voted with respect to the director nominee indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Other Items. For any other item, provided that a quorum is present, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting by the holders of Common Stock (one vote per share) is required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

The board of directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the board of directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a nominee, your nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies. We may request custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent to stockholders is December 1, 2008. You should review this information in conjunction with our registration statement on Form 10, as amended, which accompanies this proxy statement. Our corporate headquarters are located at 1900 West Loop South, #1850, Houston, TX 77027 and our telephone number is (606) 324-0048. A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of November 26, 2008, there were 6,724,564 shares of our Common Stock issued and outstanding. The following table shows, as of that date, the number of shares of Common Stock beneficially owned by:

•	each of our directors;

•	each of our current executive officers;

•	all of our directors and executive officers as a group; and

•	each person known by us to beneficially own more than 5% of any class of our outstanding voting securities.

Beneficial ownership means sole and shared voting power or investment power with respect to a security. In computing the number and percentage of shares beneficially owned by a person or the officers and directors as a group, shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of November 26, 2008, are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

Percentage of Outstanding Common Stock Beneficially Owned

Name and Address Stock of Beneficial Owner(1)	Number of Shares Held		Percentage of Class
Vincent O. Ebuh	2,063,181		30.68%
David E. Carter	1,005,026		14.95%
Robert G. Lowe	916,002		13.62%
Randall R. Carpenter	1,000,000	(2)	12.95%
Duane James	287,625	(3)	4.12%
Lyle Hawkins	0	(4)	*
All Officers & Directors as a Group (6 persons)(5)	5,271,834		66.11%

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*Denotes less than 1%.

(1)	The address of each beneficial owner of our Common Stock is: c/o Interstate Data USA, Inc., 1900 West Loop South, #1850, Houston, TX 77027.

(2)
Includes currently exercisable non-qualified stock options to purchase 900,000 shares of Common Stock at an exercise price of $2.00 and 100,000 shares of restricted Common Stock which vest following a public offering of the Company's Common Stock or at the discretion of the Company's board of directors.

(3)	Includes currently exercisable non-qualified stock options to purchase 250,000 shares of Common Stock, 62,500 of which are exercisable at $2.00 and 187,500 of which are exercisable at $3.00.

(4)	Does not include 250,000 shares of Common Stock which may be acquired by non-qualified stock options which become exercisable upon a public offering of the Company at an exercise price of $2.00.

(5)
In computing the percentage of shares beneficially owned by the officers and directors as a group, unvested shares of restricted Common Stock and shares of Common Stock subject to options owned by such officers and directors currently exercisable, or exercisable within 60 days of November 26, 2008, are counted as outstanding.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our board of directors is responsible for managing our business and affairs. Our amended and restated bylaws provide that the number of directors comprising the board of directors will be not less than one nor more than 15 as may be determined from time to time by resolution adopted by the board of directors of the Company. Our amended and restated bylaws provide that the board of directors may be divided into three classes, designated as Class I, Class II and Class III at the discretion of the board of directors which may act by board resolution. The number of directors in each class are required to be as nearly equal as possible. On November 18, 2008, the board of directors implemented the classified board by unanimous written consent in accordance with the Company’s amended and restated bylaws.

The amended and restated bylaws provide that the Class I directors will serve until the first annual meeting of stockholders held after the board has adopted the classified board by resolution, the Class II directors will serve until the second annual meeting of stockholders held after the board has adopted the classified board by resolution, and the Class III directors will serve until the third annual meeting of stockholders held after the board has adopted the classified board by resolution, and, in each case, until their successor(s) are duly elected and qualified. At each annual meeting of stockholders commencing with the first annual meeting to be held after the classified board has been implemented, each of the successors to the directors of the class whose term shall have expired that year shall be elected for a three-year term provided that each of the three classes are utilized (i.e. if only Classes I and II have been filled, and Class III board seats are vacant, directors shall be elected for two-year terms). Additionally, a director will hold office until the annual meeting of stockholders for the year in which his or her term expires and until his or her successor shall be duly elected and qualified, subject, however to prior death, resignation, retirement, disqualification or removal from office. Any vacancy occurring in the board of directors, including any vacancy created by reason of an increase in the number of directors, will be filled for the unexpired term by the concurring vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been duly elected and qualified.

The Class I director candidates nominated for election at the annual meeting will serve for a three-year term until the 2011 annual meeting of stockholders, until their respective successors have been duly elected and qualified or until their resignation or removal. The board has nominated Vincent O. Ebuh and Randall R. Carpenter to be elected as the Class I directors at the annual meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the director nominees named below in this proxy statement. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee(s) as shall be designated by the current board of directors to fill any vacancy or to otherwise appoint a replacement nominee. The nominees have consented to being named in the proxy statement and to serve if elected. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The board of directors proposes the re-election of the following Class I director nominees: Vincent O. Ebuh and Randall R. Carpenter.

The board of directors has determined that the Class I director nominees are not “independent” in accordance with certain criteria adopted by the board of directors based on their relationship with the Company. In making this determination, the board of directors considered all relevant facts and circumstances, including the independence criteria previously adopted by the board of directors and the “independence” standards set forth in the Marketplace Rules of the NASDAQ Stock Market, although such NASDAQ Stock Market rules are not directly applicable to us.

Directors

The business experience for the past 5 years, unless otherwise indicated, of each member of the board of directors and the Class I nominees is set forth below. There are no family relationships among any of our directors. There are no other nominees for director known to us at this time. The board members have not been classified prior to November 18, 2008. The class of each director and the Class I nominees are set forth below.

Name	Age	Class	Present Term Expires	Position

Vincent O. Ebuh	60	Class I Nominee	2008	Founder and Chairman
Randall R. Carpenter	47	Class I Nominee	2008	President and Director
David E. Carter	65	Class II	2009	Founder, Chief Executive Officer and Director
Robert G. Lowe	75	Class III	2010	Director

Randall R. Carpenter. Mr. Carpenter has served as our President since 2000 and Director since 2001. Mr. Carpenter has over 20 years experience in sales and marketing with Corbin, Ltd. and Pietrafesa, Inc., each privately-held consumer goods companies. Mr. Carpenter has extensive experience in the development and implementation of new product launches, including joint ventures with Fortune 500 companies, Fortune Brands and Reebok International. Mr. Carpenter earned a BBA from the University of Kentucky in 1983.

Vincent O. Ebuh. Mr. Ebuh is our founder and has served as Chairman of our board of directors since 1999. He is a petroleum-engineering consultant in Nigeria. He was a founder in 1991 and since 2006, he has served as a director of a Nigerian bank, Zenith Bank PLC, which completed an initial public offering and is listed on the Nigerian Stock Exchange. Since 1983, Mr. Ebuh has served as the Chairman and Managing Director of Petrolog International, based in London, United Kingdom; Petrolog Limited, based in Lagos, Nigeria; and Petrolog de Venezuela, in Caracas, Venezuela. From 1991 to present, he has been employed as President of George Stevens Resources Global, Inc., based in Houston and Dallas, Texas. Since October 2006, Mr. Ebuh has served as the Chairman of the Ocean Engineers of Nigeria. Mr. Ebuh received a Diploma in Industrial Relations from the University of Ibadan, Nigeria in 1974, a Certificate in Business Administration from the University of Colorado in 1982, a BS from Century University in 1986, an MBA from Honors Century University in 1987, and an OPM from Harvard Business School in 1998. In addition, in 1993 Mr. Ebuh attended the Stanford University Advanced Management Program where he is a Life Alumni, and the Strategic Leadership Program at Oxford University in 2000.

David E. Carter. Mr. Carter is our founder and has served as our Chief Executive Officer and Director since 1999. He is a successful 35 year entrepreneur who has founded more than a dozen businesses and organizations in the areas of marketing and media, including a software company which produces Logopower (a suite of software products developed by Mr. Carter), the Telly Awards (one of the premier advertising competitions in the country), and American Corporate Identity (a publishing company which distributes books on the topic of logo design globally). Mr. Carter has also served as owner of Creativity, Inc. from 2002 to present. Mr. Carter has conducted seminars globally, and published over 100 books through Hearst Books International on strategic topics including advertising, marketing, corporate identity and branding. He has been awarded one Clio and seven Emmy awards recognizing his achievements. Mr. Carter’s education includes an AB from the University of Kentucky in 1965, an MS from Ohio University School of Journalism in 1967, an MBA from Syracuse University in 1995, and an OPM from Harvard Business School in 1998.

Robert G. Lowe. Mr. Lowe has served as a member of our board of directors since 2000. Mr. Lowe had a 42-year business career in the insurance industry, retiring as Vice President and Partner of The Putnam Agency, a regional agency that was acquired by a national banking conglomerate. Mr. Lowe is a founding Director of Palmetto Heritage Bank & Trust, a successful venture in Pawleys Island, South Carolina. Mr. Lowe received a BA degree from Marshall University in 1955, and his professional accreditations include CPCU, CIC, AAI, and SIA. Mr. Lowe has served on the board of directors of Palmetto Heritage Bank since 2005.

Executive Officers

The business experience for the past 5 years, unless otherwise indicated, of our executive officers who are not also directors, is set forth below. There are no family relationships between these executive officers and any of our directors.

Duane James.   Mr. James has served as our Vice President of Finance since 2005. Mr. James is a certified public accountant (CPA), and received his CPA license in Kentucky in 1989. Mr. James has owned and operated Duane James, Inc., a financial services company, for the past 22 years. He was recognized by Kentucky Society of CPA’s for passing all parts of the CPA exam on the first attempt. Mr. James served four years on the national advisory council for H&R Block, the nation’s largest tax preparation company. Mr. James was also elected and served as Vice-President for the National Franchise Owners Association from 2002 through 2004. Mr. James graduated Magna Cum Laude from Morehead State University in 1984 with a BBA degree.

Lyle Hawkins.   Mr. Hawkins has served as Vice-President of Marketing since 2005. Mr. Hawkins has 25 years of experience that includes various management positions at Robert Bosch Tool Corporation, Vermont American, The Coleman Company, Char-Broil (Division of WC Bradley), and Coats & Clark. He has led global assignments with European Divisions in the areas of Product Development, Global Market Transition, and Time-to-Market Project Management. From March 2004 to the present, Mr. Hawkins has owned Strategic Insight, LLC, a business he founded specializing in consulting services for new product launches and business development. From March 1997 to February 2004, he served in several management positions including Director of Strategic Planning and Director of Global Product Development for the Robert Bosch Tool Corporation. Mr. Hawkins earned an MBA degree from Bellarmine University in 2000, and BS degree from Florida State University in 1981. He is an adjunct faculty member with Indiana Wesleyan University and an active member in Southeast Volunteer Services Ministry.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF VINCENT O. EBUH AND RANDALL R. CARPENTER AS CLASS I DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT.

Board of Directors Committees

How often did the Board meet during 2007?

During 2007, the board of directors held 4 meetings, and acted by unanimous written consent 11 times. During 2007, each director attended more than 75% of the aggregate of (i) the number of meetings of the board of directors held during the period he served on the board and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees.

What committees has the Board established?

The board of directors has established an audit committee and a compensation committee, each of which is briefly described below. The board of directors does not have a standing nominating committee, but the full board of directors fulfills the function of the nominating committee.

Audit Committee

The audit committee assists the board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The audit committee reviews the scope of independent audits and assesses the results. The audit committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The audit committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The audit committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors will periodically meet with the audit committee and always have unrestricted access to the audit committee. The audit committee which was established in November 2008 currently consists of all of the members of the board of directors and did not meet in 2008. Other than Mr. Robert G. Lowe, the members of the current audit committee are not independent as defined under the independence criteria previously adopted by the board of directors and the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.

The audit committee charter is included in Appendix A.

Compensation Committee

The compensation committee administers incentive compensation plans, including stock option plans, and advises the board of directors regarding employee benefit plans. The compensation committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations with respect to compensation of the President and our other executive officers. The compensation committee advises and makes recommendations to the board of directors on all matters concerning director compensation. The compensation committee, which was established in November 2008, currently consists of all of the members of the board of directors and did not meet in 2008. Other than Mr. Robert G. Lowe, the members of the current compensation committee are not independent as defined under the independence criteria previously adopted by the board of directors and standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.

The compensation committee charter is included in Appendix B.

Independence of the Board of Directors

The board of directors currently has only one independent director, Mr. Robert G. Lowe. The current board of directors has determined that the Class I nominees, if elected, will not be independent directors based on certain independence criterion it adopted during 2008 and the independence standards contained in the Marketplace Rules of the NASDAQ Stock Market. In making its determination, the board of directors considered the material relationships between the Company and directors who either are founders of the Company or employed by the Company. We anticipate that the Company’s criteria for independence as approved during 2008 by the board of directors will be available to stockholders on our website located at http://www.interstatedata.net during the first quarter of 2009.

Nominating Committee

As of this time, we do not have a nominating committee, or a nominating committee charter. Our board of directors believes the full board can adequately perform the functions of a nominating committee. The board of directors identifies director candidates through numerous sources, including recommendations from directors, executive officers and our stockholders. The board of directors seeks to identify those individuals most qualified to serve as board members and will consider many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for board responsibilities.

The board of directors will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The board has the sole authority to select, or to recommend, the nominees to be considered for election as a director. The officer presiding over the stockholders meeting, in such officer’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this proxy statement and our amended and restated bylaws. Under our amended and restated bylaws, a stockholder who desires to nominate directors for election at a stockholders meeting must comply with the procedures summarized below. Our amended and restated bylaws are available, at no cost, at the SEC’s website, http://www.sec.gov (provided in Exhibit 3.5 to our registration statement on Form 10, as filed with the SEC on September 16, 2008), or upon a stockholder’s written request directed to our President at the address given on page 1 of this proxy statement. See “ — Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

Stockholder Nominations

For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the President of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the scheduled annual meeting, regardless of any postponements, deferrals, or adjournments of that meeting to a later date; however, if less than 70 days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was given or the day on which such public disclosure was made.

A stockholder’s notice to the President of the Company shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any other stockholder known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company’s stock that are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholder known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal. The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the stockholder proposal was made in accordance with the requirements of the Company’s amended and restated bylaws. If the presiding officer determines that a stockholder proposal was not made in accordance with the requirements of the amended and restated bylaws, he shall so declare at the annual meeting and any such proposal will not be acted upon at the annual meeting.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended.

In accordance with its written charter adopted by our board of directors, the audit committee’s role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee presently consists of all of the members of our board of directors. Except for Mr. Robert G. Lowe, none of the members of our board of directors meet the definition of an “independent director” as determined by our board of directors in accordance with the independence criteria previously adopted by our board of directors. A copy of the audit committee’s written charter is attached hereto as Appendix A. Our board of directors continues to assess the adequacy of the audit committee’s charter and will review such charter in connection with any new corporate governance standards adopted by the SEC and/or any applicable exchange regarding the responsibilities of the audit committee under the Sarbanes-Oxley Act of 2002.

Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. It is the audit committee’s responsibility to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Following the election of additional independent directors, the audit committee will not consist of our employees and it may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. The audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

In fulfilling its oversight responsibilities, the audit committee (which is the full board of directors) reviewed the audited financial statements for fiscal 2007 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2007 with the independent auditors and discussed with them all of the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors communications with the audit committee concerning independence, and has discussed with the independent auditors their independence from our management and us. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors’ independence. The audit committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants’ independence. The audit committee also discussed with management the process used to support certifications by our principal executive officer and principal financial officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC. Consistent with the SEC’s policies regarding auditor independence, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Based on its review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee (which consists of the full board of directors) recommended that the audited financial statements for the year ended December 31, 2007 be included in our registration statement on Form 10. The undersigned members of the audit committee have submitted this report to us.

Submitted by the Audit Committee

David E. Carter
Robert G. Lowe
Randy R. Carpenter
Vincent O. Ebuh

EXECUTIVE COMPENSATION

The following table sets forth certain information relating to the compensation paid to (i) David E. Carter, our Chief Executive Officer and director, (ii) Randall R. Carpenter, our President, director and sole full-time employee, and (iii) Duane James, our Vice President of Finance (collectively, the "named executive officers") during our fiscal years ended December 31, 2006 and December 31, 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Award(S) ($)(4)		Non-Equity Incentive Plan Compen- sation($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

David E. Carter Chief Executive Officer and Director	2006 2007	— —	— —	— —	— —		— —	— —	— —	— —

Randall R. Carpenter President and Director (1)(2)	2006 2007	33,333 41,667	— —	— —	871,791	(3)	— —	— —	31,153 40,115	936,277 40,115

Duane James Vice President of Finance	2006 2007	— —	— —	— —	60,541	(4)	— —	— —	— —	60,541 —
———————
(1)
The Company has deferred compensation payable to Mr. Carpenter in the aggregate amount of $325,000 through the year ended December 31, 2007, which is inclusive of $100,000 for the year ended December 31, 2004, $100,000 for the year ended December 31, 2005, $66,667 for the year ended December 31, 2006, $25,000 for the year ended December 31, 2007, and $33,333 related to deferred compensation that actually accrued during the year ended December 31, 2007 but was not recorded, until the following period.

(2)
All Other Compensation during 2007 includes payments for Mr. Carpenter’s health insurance in the aggregate amount of $33,215, plus aggregate cash payments of $6,900 to repay principal and interest on a $40,000 loan in Mr. Carpenter’s name, which loan proceeds were utilized in Company operations, and during 2006.  All Other Compensation during 2006 includes payments for Mr. Carpenter’s health insurance in the aggregate amount of $31,153.

(3)
In 2006, Mr. Carpenter was granted non-qualified options to purchase 900,000 shares of Common Stock, at an exercise price of $2.00 during March 2006. The options are fully vested and expire March 24, 2016.  Represents an estimation of the fair value of vested options granted to Mr. Carpenter on March 24, 2006 in accordance with FAS 123R.

(4)
In 2006, Mr. James was granted non-qualified options to purchase 62,500 shares of Common Stock, at an exercise price of $2.00 during June 2006. The options are fully vested and expire on June 23, 2016. Represents an estimation of the fair value of vested options granted to Mr. James on June 23, 2006 in accordance with FAS 123R.

Narrative Disclosure to Summary Compensation Table

We do not currently have written employment agreements or arrangements with our executive officers.

We have verbally agreed to pay Mr. Carpenter $100,000 per year in salary and premiums for health insurance. As of September 30, 2008, we owe Mr. Carpenter aggregate deferred compensation in the amount of $400,000, which is inclusive of $100,000 for the year ended December 31, 2004, $100,000 for the year ended December 31, 2005, $66,667 for the year ended December 31, 2006, $58,333 for the year ended December 31, 2007, and $74,997 for the nine months ended September 30, 2008. Of the $58,333 which was recorded as deferred compensation during the March 31, 2008 interim period, $33,333 was related to deferred compensation that actually accrued, but was not recorded, during the year ended December 31, 2007. The Company’s payments for Mr. Carpenter’s health insurance aggregated $33,215 and $31,153 during 2007 and 2006, respectively.

The Company intends to enter into employment agreements with its President, Mr. Randall R. Carpenter, and with its Vice President of Finance, Mr. Duane James, at such time in the future as it has received adequate financing. To date, Mr. James has received no compensation for his services to the Company, other than 250,000 non-qualified stock options, of which 187,500 are fully vested and currently exercisable at $3.00, and 62,500 are fully vested and currently exercisable at $2.00.

2008 Stock Incentive Plan

The 2008 Stock Incentive Plan (the “2008 Plan”) was approved by our board of directors on April 24, 2008 and by our stockholders by written consent of the holders of a majority of our outstanding Common Stock on that date. The purpose of the 2008 Plan is to provide an additional incentive in the form of stock options (both incentive and nonqualified stock options), restricted stock and restricted stock units to selected persons providing services to the Company and/or any 50% or greater owned subsidiary of the Company. Awards under the 2008 Plan may be granted singly, in combination, or in tandem. Subject to anti-dilution adjustments as provided in the 2008 Plan a total of 3,000,000 shares of Common Stock will be available for distribution pursuant to the 2008 Plan. Awards under the 2008 Plan may be granted to employees, directors, consultants or independent contractors. However, only employees of the Company and its subsidiaries, if any, will be eligible to receive options that are designated as incentive stock options. With respect to options granted under the 2008 Plan, the exercise price of options designated as incentive stock options must be at least 100% (110% in the case of an incentive stock option granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Internal Revenue Code of 1986) of the fair market value of the common stock subject to the award, determined as of the date of grant. The exercise price of nonqualified options will be set by the board committee administering the 2008 plan. Restricted stock awards and awards of restricted stock units are awarded subject to the satisfaction of the terms and conditions established by the board committee. In general, awards that do not require exercise may be made in exchange for such lawful consideration, including services, as determined by the board committee.

Outstanding Equity Awards as of December 31, 2007

The following table lists the outstanding equity incentive awards held by our named executive officers as of December 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Randall R. Carpenter, President	900,000	—	—	(1)	(1)	—	—	—	—

Duane James, Principal Financial Officer	62,500	—	—	(2)	(2)	—	—	—	—
———————
(1)	Mr. Carpenter was granted non-qualified options to purchase 900,000 shares of Common Stock at an exercise price of $2.00 during March 2006. The options are fully vested and expire March 2016.

(2)	Mr. James was granted non-qualified options to purchase 62,500 shares of Common Stock at an exercise price of $2.00 during June 2006. The options are fully vested and expire on June 23, 2016.

DIRECTOR COMPENSATION

Director Compensation

Our directors did not receive any compensation for serving on the board of directors during the fiscal year ended December 31, 2007.

INDEPENDENT AUDITORS

Our board of directors has not currently selected any firm to serve as our independent auditors for fiscal year ending December 31, 2008. In making a selection of auditors for the fiscal year ending December 31, 2008, our audit committee will assess our needs and options in light of our recent transition in becoming a Section 12(g) reporting company. We do not anticipate a representative of Moore & Associates, Chartered, our independent auditors for the years ended December 31, 2007 and December 31, 2006 will be present at the annual meeting in person or telephonically to answer questions from stockholders.

Audit Fees

The aggregate fees billed by Moore & Associates, Chartered, for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2006 were approximately $7,500. The aggregate fees billed by Moore & Associates, Chartered for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2007 were approximately $7,500.

Audit-Related Fees

The aggregate fees billed by Moore & Associates, Chartered for professional services rendered for audit-related services during the fiscal years ended December 31, 2006 and 2007 were $4,000 and $5,000. The audit-related services provided were reviews of interim period financial statements.

Tax Fees

There were no fees billed by Moore & Associates, Chartered for professional services rendered for tax consulting services during the fiscal years ended December 31, 2007 and December 31, 2006.

Aggregate Fees

There were no fees billed by Moore & Associates for professional services rendered, other than the services described above under “Audit Fees,” and “Audit-Related Fees ” during the fiscal years ended December 31, 2007 and December 31, 2006.

The full board of directors which functions as our audit committee approves in advance all services to be performed by the independent public accountants.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders may communicate issues or concerns regarding our business, our conduct, including accounting, internal accounting controls or audit matters, or the functions of the board of directors to the board of directors, individual members of the board of directors, or our President. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed care of Randall R. Carpenter, President, at 1900 West Loop South, #1850, Houston, TX 77027.

The board of directors has not yet adopted a formal process for stockholders to send communications to the board of directors, however, it is anticipated that the President will review all correspondence and will create a log of all correspondence received. The President will periodically forward any correspondence received from a stockholder that deals with concerns regarding our business, our conduct or with the functions of the board of directors or which the President otherwise determines requires the attention of the board of directors, to the board of directors or to the member of the board of directors to whom the correspondence is addressed. Directors may at any time review the log of all correspondence received and request copies of any such correspondence. Concerns relating to questionable accounting, internal controls or auditing matters will be brought to the attention of the board of directors in accordance with the procedures to be established by the Audit Committee with respect to such matters.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS

We have no formal policy regarding attendance by our directors at annual stockholders meetings and we did not hold a 2007 annual meeting of stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. During the fiscal year ended December 31, 2007, our directors, executive officers and significant stockholders were not required to comply with Section 16(a) beneficial ownership reporting requirements although the parties are required to comply with such regulations subsequent to our becoming a reporting company during the fiscal year ending December 31, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND  DIRECTOR INDEPENDENCE
On December 31, 2005, we borrowed $66,286.00, $210,845.00, $88,055.00 and $25,138.00, from Randall R. Carpenter, David E. Carter, Vincent O. Ebuh and Robert G. Lowe, respectively. The terms of repayment of the loans are evidenced by promissory notes due and payable on demand. We may at any time pay the full amount of the notes without the payment of any premium or fee. All past due principal on the note bears interest at the rate of eight percent (8%) per annum. No interest is payable on the notes except in the event of default in payment of principal.

During 2006, Messrs. Carter and Ebuh loaned us additional funds in the amounts of $31,15.98 and $7,657.89, respectively. The loans were made to us on the same terms as the December 2005 promissory notes described above.

On December 13, 2007, the Company issued a convertible promissory note in the principal amount of $100,000 to Apollos Ikpobe, a stockholder of the Company. The note accrues interest at a rate of 12% per annum, payable monthly, and matures on June 30, 2008. Due to the convertible nature of this note an adjustment was made in the amount of $41,193 as a discount to notes payable. On April 10, 2008, the convertible promissory note issued to Apollos Ikpobe was assigned to Vincent O. Ebuh, the chairman of the board of directors of the Company. On June 30, 2008, the maturity date was extended to December 31, 2008 and the remaining terms remain consistent with the original terms of this note.

On March 31, 2008, the Company issued a promissory note in the principal amount of $296,000 to Mr. Ebuh, the chairman of the Company. The note accrues interest at a rate of 12% per annum and both the principal and interest are due and payable on March 31, 2009.

During April 2008, Mr. Ebuh loaned the Company an aggregate of $95,000 of which the Company repaid $15,000 towards the obligation in the same month. Effective April 30, 2008, the Company issued to Mr. Ebuh a promissory note for the balance of the loan in the principal amount of $80,000. The note accrues interest at a rate of 12% per annum and both principal and interest are due and payable on April 30, 2009.

On May 19, 2008, the Company issued a promissory note in the principal amount of $17,500 to Randall R. Carpenter, the President and director of the Company. The note accrues interest at a rate of 12% per annum and both the principal and interest are due and payable on May 19, 2009.

On May 29, 2008, the Company issued a promissory note in the principal amount of $66,000 to Mr. Ebuh. The note accrues interest at a rate of 12% per annum and both principal and interest are due and payable on May 29, 2009.

On June 19, 2008, the Company issued a promissory note in the principal amount of $146,000 to Mr. Ebuh. The note accrues interest at a rate of 12% per annum and both the principal and interest are due and payable on June 19, 2009.

On July 2, 2008, the Company issued a promissory note in the principal amount of $1,210 to Mr. Carpenter. The note accrues interest at a rate of 12% per annum and both the principal and interest are due and payable on July 2, 2009.

On July 16, 2008, the Company issued a promissory note in the principal amount of $1,210 to Mr. Carpenter. The note accrues interest at a rate of 12% per annum and both the principal and interest are due and payable on July 16, 2009.

Effective July 31, 2008, the Company issued a promissory note in the principal amount of $100,750 to Mr. Ebuh. The note accrues interest at a rate of 12% per annum and both principal and interest are due and payable on July 31, 2009.

During August 2008, Mr. Ebuh, loaned the Company an aggregate of $173,820 of which the Company repaid $21,000 towards the obligation in the same month. Effective August 31, 2008, the Company issued to Mr. Ebuh a promissory note for the balance of the loan in the principal amount of $152,820. The note accrues interest at a rate of 12% per annum and both principal and interest are due and payable on August 31, 2009.

During September 2008, Mr. Ebuh loaned the Company an aggregate of $17,107 of which the Company repaid $1,500 towards the obligation in the same month. Effective September 30, 2008, the Company issued to Mr. Ebuh a promissory note for the balance of the loan in the principal amount of $15,607. The note accrues interest at a rate of 12% per annum and both principal and interest are due and payable on September 30, 2009.

The Company has received loans from David E. Carter, its Chief Executive Officer and director and a corporation owned by Mr. Carter, DEC, Inc. in periods prior to the beginning of the Company’s last fiscal year totaling $118,747. The loans are non-interest bearing and the outstanding amounts due under the loans are as follows:

September 30, 2008

David E. Carter	$15,000
DEC, Inc.	$103,747
Total	$118,747

Mr. Carter’s loans to us described above do not include a management fee payable to DEC, Inc., Mr. Carter’s affiliate company, in the amount of $33,000 for our use of an office facility in Kentucky owned by DEC, Inc. and our use of administrative services and personnel employed by DEC, Inc. In addition, DEC, Inc. has been paying the health insurance premiums on behalf of the Company for Mr. Carpenter, the President and director of the Company, since 2004. DEC, Inc. has paid a total of $125,051 towards these premiums, of which the Company repaid DEC, Inc. $10,364 in 2007. As of September 30, 2008, the Company owed DEC, Inc. $114,687 for these health insurance premiums.

The Company has received loans from Mr. Carpenter during the period commencing at the beginning of the Company’s last fiscal year and in prior periods totaling $126,257.87. The net outstanding amounts due under the loans were $61,284 as of September 30, 2008. In repayment of the amounts due on the loans, the Company is currently making monthly payments to Mr. Carpenter in the amount of $575. The Company repaid to Mr. Carpenter certain loan amounts of $43,043.28 and $4,596.16 during the periods ended December 31, 2007 and September 30, 2008, respectively. All repayments of loans have related to principal and no interest has been paid to date.

The Company has received loans from Vincent O. Ebuh and Robert G. Lowe during the period commencing at the beginning of the Company’s last fiscal year and in prior periods totaling $1,088,364.50 and $35,137.58, respectively. The net outstanding amounts due under the loans are set forth in the table below, which includes non-interest bearing loans in the amounts of $48,507 and $35,138, respectively.

The Company made repayments to Mr. Ebuh in the aggregate amount of $87,181.34 under the non-interest bearing portions of the loans during the year ended December 31, 2007. The Company repaid to Mr. Ebuh $55,000 and $40,500 during the periods ended December 31, 2007 and September 30, 2008, respectively. All repayments of loans have related to principal and no interest has been paid to date.

September 30, 2008
Vincent O. Ebuh	$1,005,684
Robert G. Lowe	$35,138
Total	$1,040,822

We currently share office facilities in Houston with Mr. Ebuh’s affiliate company George Stevens Resources. We have not paid a fee to Mr. Ebuh or his affiliate company for rents in connection with this facility. Additionally, certain administrative and staffing services are provided to us by Mr. Ebuh’s affiliate company for which we have paid no fees to date. During 2006, we paid to Mr. Ebuh’s affiliate company $36,000 for office building renovations in Houston. From April 2007 to May 2008, we accrued at a rate of $4,454.94 per month, and from June 2008 to the present at a rate of $4,683.40 per month for fees payable to George Stevens Resources for facility rent. As of September 30, 2008, we owe George Stevens Resources $36,553.36 for facility rent.

We do not currently have any formal written policies or procedures for the review, approval, or ratification of any related party transaction, although we intend to adopt a related party transaction policy during 2009. We can provide no assurances that our transactions with Mr. Carter’s and Mr. Ebuh’s affiliate companies were consummated at fair market value.

Independence of Members of the Board of Directors. Mr. Robert G. Lowe is our only director who we have determined to be independent. Our director, Mr. Randall R. Carpenter is employed by us as President of the Company. We have determined that our founders and directors, Messrs. David E. Carter and Vincent O. Ebuh based on their long-term relationship with us as founders of the Company, have a material relationship with the Company which we believe may impair their independence. We do not believe these three directors are independent under any definition of independence of a national securities exchange or of an electronic quotation system which has requirements that a majority of the board of directors be independent. We have not previously registered shares of our Common Stock under the Securities Act. Furthermore, shares of our Common Stock are not currently listed on any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be independent. We, therefore, have not in the past been governed by specific corporate governance guidelines or rules imposing independence requirements on the composition of the board of directors and its committees. If we initiate quotation of our securities on an interdealer electronic quotation service or a national securities exchange, we will, at that time, re-evaluate our board of directors independence and board committee composition in light of applicable corporate governance guidelines and rules and corporate best practices.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

STOCKHOLDER PROPOSALS

The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2009 annual meeting of stockholders, referred to as the 2009 annual meeting in this proxy statement, will be October 30, 2009. As to all such proposals which we do not have notice on or prior to October 30, 2009, the presiding officer of the 2009 annual meeting shall determine and declare at the 2009 annual meeting whether the stockholder proposal was made in accordance with the requirements of the Company’s amended and restated bylaws. If the presiding officer determines that a stockholder proposal was not made in accordance with the requirements of the Company’s bylaws, he shall so declare at the 2009 annual meeting and any such proposal shall not be acted upon at the 2009 annual meeting.

Stockholders interested in presenting a proposal for consideration at our 2009 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, stockholder proposals must be received by our President no later than August 3, 2009.

After the August 3, 2009 deadline, a stockholder may request us to present a proposal at our 2009 annual meeting of stockholders if it is submitted to our President at the address below, but we are not obligated to present the matter in our proxy materials.

Should the 2009 annual meeting of stockholders be advanced or delayed by more than 30 days from December 29, 2009, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2009 annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2009 annual meeting.

Any stockholder proposals should be addressed to Randall R. Carpenter, President, Interstate Data USA, Inc., at 1900 West Loop South, #1850, Houston, TX 77027.

ADDITIONAL INFORMATION

A copy of our registration statement on Form 10, as amended, as filed with the SEC on September 16, 2008, which also constitutes our 2007 annual report to stockholders (“Annual Report to Stockholders”), is being mailed to each stockholder with this proxy statement. The Annual Report to Stockholders is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov.

By Order of the Board of Directors,

/s/ Randall R. Carpenter
Randall R. Carpenter
President

Houston, Texas
December 1, 2008

APPENDIX A
INTERSTATE DATA USA, INC.

AUDIT COMMITTEE CHARTER
November 2008
PURPOSE

The primary responsibility of the Audit Committee (the "Committee") of the Board of Directors (the “Board”) of Interstate Data USA, Inc. (the “Company”) is to assist the Board in overseeing management's conduct of the Company's financial reporting process. The Committee performs this role by reviewing the financial reports and other financial information released by the Company, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements by the Company's independent auditors and the Company's legal compliance and ethics programs.

The Committee has sole responsibility for the retention, compensation and oversight of the independent auditors. The independent auditors report directly to the Committee. The Committee also serves as an independent monitor of the Company’s financial reporting process and internal controls and procedures. The Committee shall adopt procedures to allow the free flow of information to the Committee regarding the Company’s internal controls and procedures for financial reporting and any concerns by officers or employees of the Company or the independent auditors regarding accounting and auditing matters.

In discharging its oversight role, the Committee is empowered to investigate any matters brought to its attention. In such investigations, the Committee shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts. The Committee shall receive the funding reasonably necessary to retain the independent auditors to perform its audit and to retain any other experts required by the Committee to carry out its responsibilities.

MEMBERSHIP

The Committee shall initially be composed of each of the members of the Board who may or may not be determined to be independent in accordance with the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company) and applicable law. Within three years of the adoption of this charter, or as may be earlier required under applicable rules and regulations (the “Transition Period”), the Committee shall be comprised of not less than three members of the Board, each of whom shall be independent in accordance with the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company) and applicable law. Accordingly, following the Transition Period, no member shall have a relationship to the Company that would interfere with the exercise of his or her independence from management and the Company. Without limiting the foregoing, following the Transition Period no member may accept any direct or indirect compensatory payment from the Company or its affiliates, other than in the member's capacity as a member of that Board or any Board Committee. Following the Transition Period, each member shall be able to read and understand financial statements, and at least one member of the Committee shall be a financial expert, as determined by the Board in accordance with the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company), the rules and regulations of the Securities and Exchange Commission ("SEC") and any other applicable law.

The Committee members shall annually appoint a Chairman of the Committee.

MEETINGS AND ATTENDANCE

The Committee shall meet at least quarterly. In addition, the Committee shall meet at least once annually with the independent auditors, and with the principal financial officer (and other management as appropriate) in separate sessions to discuss any matters that the Committee or these other individuals believe should be discussed privately and to resolve any disputes that may arise between management and the independent auditors. The Committee shall also meet at least quarterly with management to discuss the Company’s system of internal controls and procedures for financial reporting and management’s evaluation of the effectiveness of these controls.1

———————
1
The Company’s internal controls and procedures for financial reporting refer to controls and procedures designed to provide reasonable assurances that: (i) transactions are properly authorized; (ii) assets are safeguarded against unauthorized or improper use; and (iii) transactions are properly recorded and reported to permit the preparation of the Company’s financial statements in accordance with GAAP.

A majority of Committee members shall constitute a quorum, but members of the Committee should endeavor to be present, in person or by telephone, at all meetings. The Chairperson may request that members of management and representatives of the independent auditors be present at Committee meetings.

MINUTES OF MEETINGS

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company directors who are not members of the Committee.

DETAILED RESPONSIBILITIES

The Committee's job is one of oversight. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

The following is a list of the regular functions of the Committee. These functions are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate.

1. The Committee shall have the sole authority to appoint the independent auditors to be retained by the Company and approve the compensation of the independent auditors. The Committee shall evaluate and have the sole authority to discharge or replace the independent auditors (subject, if deemed appropriate, to stockholder ratification).

2. The Committee shall approve in advance the provision by the independent auditors of all services whether or not related to the audit. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors retained by the Company for the purpose of rendering or issuing an audit report.

3. The Committee shall review the appointment and replacement of the lead independent audit partner to ensure rotation in accordance with applicable law.

4. The Committee shall request from the independent auditors, a written statement describing all relationships between the independent auditors and the Company, as required by Independence Standards Board Standard Number 1. The Committee shall discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ independence, and recommend any necessary actions to the Board to confirm the independent auditors’ independence.

5. The Committee shall review the annual audited financial statements with management and the independent auditors, including (i) major issues regarding accounting and auditing principles and practices, (ii) the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition,” (iii) the adequacy of internal controls that could significantly affect the Company’s financial statements, (iv) any material correcting adjustments that have been identified by the independent auditors, (v) any material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities and (vi) other matters related to the conduct of the audit which are to be communicated to the Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees.

6. The Committee shall prepare the “Report of the Audit Committee” to be included in the Company’s proxy statement, as required by the rules of the SEC.

7. The Committee shall discuss with management and the independent auditors: (i) the annual internal control report of management required to be filed in the Company’s Annual Report on Form 10-K, and (ii) the attestation of the independent auditors regarding the Company’s internal controls and procedures for financial reporting given in connection with such annual internal control report. The Committee shall present to the Board any significant findings and recommendations to modify such internal controls and procedures.

8. The Committee shall review with management and the independent auditors the Company’s quarterly financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and any matters required to be discussed with the Committee by Statement on Auditing Standards No. 71, Interim Financial Information.

9. The Committee shall request and review reports of the independent auditors on the Company’s critical accounting policies and practices, including alternative treatments available under generally accepted accounting principles which the independent auditors have discussed with management, the ramifications of such alternative treatments and the treatment recommended by the independent auditors.

10. The Committee shall request and review reports of the independent auditors on all material written communications between the independent auditors and management.

11. At least once each fiscal quarter, the Committee shall discuss with management and the independent auditors: (i) all significant deficiencies and material weaknesses in the design or operation of the Company's internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data required to be disclosed in filings with the SEC on a timely basis; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting, (iii) the resolution of any identified weaknesses, and (iv) the assessments of such internal controls and procedures, and any significant changes in the internal controls and procedures, required to be disclosed in the Company’s filings with the SEC or other publicly available documents.

12. The Committee shall review the scope of the audit and plan for the annual audit prior to its implementation.

13. The Committee shall adopt procedures for the receipt, retention and treatment of complaints received by the Company, and for the confidential, anonymous submission of concerns to the Committee by the Company’s employees, relating to accounting, internal accounting controls or auditing matters.

14. The Committee shall review and approve any related-party transactions involving the Company to the extent required by The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company).

15. The Committee shall review the adequacy of this Charter on an annual basis.

In addition, the Committee shall perform such other functions as necessary and appropriate under law, the rules of The NASDAQ Stock Market, the Company’s amended and restated certificate of incorporation or amended and restated bylaws and the resolutions and other directives of the Board.

APPENDIX B
INTERSTATE DATA USA, INC.

COMPENSATION COMMITTEE CHARTER
November 2008
PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the "Board") of Interstate Data USA, Inc. (the “Company”) is to assist the Board in establishing and implementing the compensation policies of the Company and monitoring compliance with such policies. The Company’s compensation policies are intended to attract, motivate and retain experienced and qualified executives with compensation that is fair in relation to comparable public companies and that recognizes individual merit and overall business results. The policies are also intended to support the attainment of the Company’s strategic objectives by tying the interests of executives with those of stockholders through operational and financial performance goals and equity-based compensation.

MEMBERSHIP

The Committee shall initially be composed of each of the members of the Board who may or may not be determined to be independent in accordance with the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company) and applicable law. Within three years of the adoption of this charter, or as may be earlier required under applicable rules and regulations (the “Transition Period”), the Committee shall be comprised of not less than three members of the Board all of which Committee members shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended,1 and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended,2 and shall otherwise meet the independence requirements of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company) and applicable law.

The Committee members shall annually appoint a Chairman of the Committee.

MEETINGS AND ATTENDANCE

The Committee shall meet at least twice annually, or more frequently as the Committee deems appropriate. Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, a majority of Committee members shall constitute a quorum. As necessary, the Chairperson may request members of management be present at meetings, however no member of management shall be present at the meeting, or portion of the meeting, at which his or her compensation or performance is discussed.

MINUTES OF MEETINGS AND CONSENT TO ACTION

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company directors who are not members of the Committee. Any action required or permitted to be taken at a meeting of the members of the Committee may be taken without a meeting if a consent in writing setting forth the action is signed by all of the members of the Committee. Such consent shall have the same force and effect as a unanimous vote. The Committee will file all written consents with the minutes of the proceedings of the Committee.

All actions of the Committee will be reported to the Board at the next meeting following such action. In addition, the Committee will provide an annual report to the Board regarding the status and disposition of its duties for the year.

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1
SEC Rule 16b-3 defines “non-employee director” as a person who (a) is not currently an officer of the company (or a parent or subsidiary of the company), (b) does not receive significant direct or indirect compensation from the company for any services performed other than services as a director, and (c) has no interest in any significant transactions or business relationships with the Company.

2
IRC Section 162(m) defines an “outside director” as a director who is not a current or former employee of the Company and if the director does not receive significant direct or indirect compensation in any capacity other than as a director.

B-1

KEY RESPONSIBILITIES

Executive Compensation. The primary components of executive compensation are industry competitive salaries, bonuses of cash and/or stock options based on annual operational and financial objectives and on individual merit, and restricted stock, restricted stock units and stock option grants to executives when they are hired and periodic retention grants of such incentives. In setting compensation, the Committee shall consider individual contributions, teamwork and performance level as well as the executive’s total compensation package, including insurance and other benefits. The Committee’s responsibilities with respect to compensation of the executive officers and other key employees of the Company include the following:

1. Meet at least annually to review the total compensation package of the President and other members of senior management, and recommend for approval by the independent directors of the Board, the compensation for the President and other members of senior management and key employees for the upcoming year.

2. Meet at least annually to discuss the performance evaluation of the President based on achievement of performance objectives established in the prior year and individual merit. Based on this evaluation, recommend for approval by the independent directors of the Board the annual cash and/or stock option bonus compensation for the President.

3. Meet at least annually with the President and other senior management to discuss the performance evaluation of senior management and other key employees based on achievement of performance objectives established in the prior year and individual merit. Based on these evaluations, determine the annual cash and/or stock option bonus compensation for senior management and other key employees, other than the President.

4. Meet at least annually to develop appropriate performance goals for the President and other members of senior management for the next year for purposes of determining bonus compensation. The President may participate in meetings of the Committee held to discuss performance goals for the other members of senior management. The chair of the Compensation Committee will present the performance goals to the independent directors for approval.

5. Review at least annually market data to assess the Company’s competitive position for all components of compensation for the President and senior management to ensure the Company is competitive with comparable public companies.

6. Prepare the “Report of the Compensation Committee” to be included in the Company’s proxy statement, as required by the rules of the Securities and Exchange Commission.

Equity Plans. With respect to the administration of any stock option and restricted stock plan, employee stock purchase plan, profit-sharing plan or other, similar plan of the Company (a “Plan”), the Committee shall:

1. Have and is hereby delegated the full power and authority to administer any Plan, including, without limitation, the power to select persons to whom grants thereunder are made, the power to determine the terms and type of any such grant under any discretionary-grant plan (including the number of shares subject to such grant), the power to establish vesting schedules and the type and amounts of consideration, if any, paid to the Company for any stock issuable under any Plan and the power to otherwise administer any Plan.

2. Recommend to the Board the adoption of amendments to any Plans or modifying or canceling any existing grants under such Plans.

3. Review annually the sufficiency of the shares available for grant under the Plans based on the Company’s goals for hiring, bonus and retention grants, and assess the Company’s competitive position with respect to levels of equity compensation, vesting schedules and other terms with comparable public companies.

Director Compensation. The Committee shall annually review and recommend director compensation, including cash payments, equity awards and other benefits. The Committee shall make recommendations to the Board. In considering director compensation and other benefits, the Committee may take into consideration the relative responsibilities of directors in serving the Board and its various committees and the status of the Board’s compensation in relation to similarly situated companies. Directors who are Company employees shall not be compensated for their services as directors.

Consultants. The Committee has the power and authority to retain consultants of its selection to advise it with respect to the Company’s salary and incentive compensation and benefits programs. It shall have the sole authority to approve the consultants’ fees and other retention terms.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In addition, the Committee shall perform such other functions as necessary and appropriate under law, the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company), the Company’s amended and restated certificate of incorporation or amended and restated bylaws and the resolutions and other directives of the Board.
B-2

INTERSTATE DATA USA, INC.

2008 ANNUAL MEETING OF STOCKHOLDERS -DECEMBER 29, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Interstate Data USA, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Messrs. Vincent O. Ebuh and Randall R. Carpenter, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the 2008 Annual Meeting of Stockholders of the Company to be held at the corporate headquarters of the Company located at 1900 West Loop South, #1850, Houston, TX 77027 on December 29, 2008 at 10:00 A.M., local time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock, $.001 par value per share (“Common Stock”), of the Company, which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated December 1, 2008, the receipt of which, together with the Notice of Annual Meeting and the Annual Report to Stockholders is hereby acknowledged, as follows:

1.	Election of Directors by the holders of Common Stock.

☐	FOR the nominees listed below:

Vincent O. Ebuh - Class I Director

Randall R. Carpenter - Class I Director

☐	VOTE WITHHELD for the nominees listed above.

☐	FOR ALL EXCEPT (See instruction below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	In their discretion, said proxies are authorized to vote upon any other business which may properly come before the annual meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ITEM 1. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

DATED: _______________, 2008
____________________________________
SIGNATURE(S)
____________________________________
SIGNATURE IF HELD JOINTLY

Please mark, sign, date and return the proxy card promptly using the enclosed envelope